FIRST HERITAGE CREDIT, LLC AND SUBSIDIARIES Consolidated Audited Financial Statements December 31, 2021 and 2020

Table of Contents Page Independent Auditors’ Report 1 - 2 Financial Statements: Consolidated Balance Sheets 3 Consolidated Statements of Operations 4 Consolidated Statements of Members’ Equity 5 Consolidated Statements of Cash Flows 6 Notes to Consolidated Financial Statements 7 - 14

GranthamPoole PLLC 1062 Highland Colony Pkwy, Suite 201, Ridgeland, MS 39157 P 601.499.2400 granthampoole.com 1200 Jefferson Avenue, Suite 206, Oxford, MS 38655 P 662.234.8130 INDEPENDENT AUDITORS’ REPORT The Members First Heritage Credit, LLC Opinion We have audited the accompanying consolidated financial statements of First Heritage Credit, LLC (a Mississippi Limited Liability Company), which comprise the consolidated balance sheets as of December 31, 2021 and 2020, and the related statements of operations, members’ equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements. In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of First Heritage Credit, LLC, as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America. Basis for Opinion We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of First Heritage Credit, LLC, and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Responsibilities of Management for the Financial Statements Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error. In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about First Heritage Credit, LLC’s ability to continue as a going concern within one year after the date that the consolidated financial statements are available to be issued. Auditors’ Responsibilities for the Audit of the Financial Statements Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute 1

The Members First Heritage Credit, LLC 2 assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements, including omissions, are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements. In performing an audit in accordance with generally accepted auditing standards, we:  Exercise professional judgment and maintain professional skepticism throughout the audit.  Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of First Heritage Credit, LLC’s internal control. Accordingly, no such opinion is expressed.  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about First Heritage Credit, LLC’s ability to continue as a going concern for a reasonable period of time. We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit. Ridgeland, MS April 21, 2022

2021 2020 Cash and Cash Equivalents 11,675,045$ 11,226,742$ Finance Receivables, Net 215,792,512 189,157,556 Prepaid Expenses 818,287 1,208,815 Other Assets 660,244 658,744 Property and Equipment, Net 694,780 855,343 Total Assets 229,640,868$ 203,107,200$ Liabilities: Senior Revolving Debt 146,395,870$ 128,295,695$ Subordinated Debt 21,280,225 22,160,256 Less Debt Issuance Costs, Net (448,031) (2,330,059) Net Debt 167,228,064 148,125,892 Accounts Payable 5,070,561 4,932,864 Deferred Insurance Commission 2,660,405 2,273,462 Total Liabilities 174,959,030 155,332,218 Members’ Equity 54,681,838 47,774,982 Total Liabilities and Members’ Equity 229,640,868$ 203,107,200$ FIRST HERITAGE CREDIT, LLC AND SUBSIDIARIES Consolidated Balance Sheets December 31, 2021 and 2020 ASSETS LIABILITIES AND MEMBERS’ EQUITY See accompanying notes to consolidated financial statements. 3

2021 2020 Revenue: Interest Income Interest and Fee Income 80,942,421$ 75,677,120$ Money Cost (11,796,376) (12,741,245) Net Margin 69,146,045 62,935,875 Real Estate Mortgage Income 6,286 21,475 Other Income 1,852,442 877,288 Insurance Commissions 13,635,541 12,160,286 Net Revenue 84,640,314 75,994,924 Expenses: Salaries and Benefits 30,693,257 28,792,861 Other Operating Expenses 21,807,765 18,056,524 Depreciation 467,853 587,040 Provision for Credit Losses 13,181,437 17,717,564 Total Expenses 66,150,312 65,153,989 Net Earnings 18,490,002$ 10,840,935$ FIRST HERITAGE CREDIT, LLC AND SUBSIDIARIES Consolidated Statements of Operations Years Ended December 31, 2021 and 2020 See accompanying notes to consolidated financial statements. 4

2021 2020 Members’ Equity at Beginning of Year 47,774,982$ 43,623,068$ Member Distributions (11,583,146) (6,689,021) Net Earnings 18,490,002 10,840,935 Members’ Equity at End of Year 54,681,838$ 47,774,982$ FIRST HERITAGE CREDIT, LLC AND SUBSIDIARIES Consolidated Statements of Members’ Equity Years Ended December 31, 2021 and 2020 See accompanying notes to consolidated financial statements. 5

2021 2020 Cash Flows From Operating Activities: Net Earnings 18,490,002$ 10,840,935$ Adjustments To Reconcile Net Earnings To Net Cash Used In Operating Activities: Depreciation 467,853 587,040 Amortization of Debt Issuance Costs 1,882,028 2,403,627 Changes in Operating Assets and Liabilities: Increase in Net Finance Receivables (26,634,956) (9,108,232) Increase (Decrease) in Prepaid Expenses 390,528 (462,300) Increase in Other Assets (1,500) (100,041) Increase (Decrease) in Accounts Payable and Accrued Expenses 137,697 1,276,436 Increase in Deferred insurance Commission 386,943 379,047 Total Adjustments (23,371,407) (5,024,423) Net Cash Provided By (Used In) Operating Activities (4,881,405) 5,816,512 Cash Flows From Investing Activities: Property and Equipment Purchased (307,290) (197,984) Net Cash Used In Investing Activities (307,290) (197,984) Cash Flows From Financing Activities: Redemptions of Subordinated Debt (880,031) (748,583) Net Proceeds from Senior Revolving Debt 18,100,175 873,398 Proceeds from Long-Term Debt - 4,700,015 Payment of Long-Term Debt - (4,700,015) Member Distributions (11,583,146) (6,689,021) Net Cash Provided By (Used In) Financing Activities 5,636,998 (6,564,206) Net Increase (Decrease) in Cash and Cash Equivalents 448,303 (945,678) Cash and Cash Equivalents at Beginning of Year 11,226,742 12,172,420 Cash and Cash Equivalents at End of Year 11,675,045$ 11,226,742$ Supplemental Disclosures of Cash Flow Information: Cash Paid During The Year for Interest 9,861,371$ 10,538,185$ FIRST HERITAGE CREDIT, LLC AND SUBSIDIARIES Consolidated Statements of Cash Flows Years Ended December 31, 2021 and 2020 See accompanying notes to consolidated financial statements. 6

FIRST HERITAGE CREDIT, LLC AND SUBSIDIARIES Notes to Consolidated Financial Statements December 31, 2021 and 2020 7 NOTE 1 ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (a) Corporate Structure First Heritage Credit, LLC (“First Heritage” or “the Company”) and its wholly-owned subsidiaries, were formed in 2000 to do business in the states of Mississippi, Louisiana, and Tennessee. Subsequently, the Company has expanded into Alabama, South Carolina, and Georgia. First Heritage, a Mississippi limited liability company, is a consumer finance company that provides consumer loans to borrowers, some of whom have impaired credit. First Heritage also serves as an independent sales agent for a wide variety of property and casualty, health and life insurance companies. The business purpose of First Heritage is to engage in personal loans and real estate loans with customers whose loans are secured by personal property and real estate. As of December 31, 2019, First Heritage had a total of 106 consumer finance branch offices in Mississippi (40 branches), Louisiana (23 branches), Tennessee (20 branches), South Carolina (13 branches), and Alabama (10 branches). There is also a sales center and administrative office in Mississippi and one administrative service office in Georgia. (b) Basis of Consolidation The Consolidated Financial Statements include the accounts of First Heritage Credit, LLC and its wholly-owned subsidiaries: First Heritage Credit of Alabama, LLC, First Heritage Credit of Louisiana, LLC, First Heritage Credit of Mississippi, LLC, First Heritage Credit of South Carolina, LLC, and First Heritage Credit of Tennessee, LLC. All significant intercompany accounts and transactions have been eliminated. (c) Income Recognition Interest income from finance receivables is recognized using the interest (actuarial) method. Accrual of interest income on finance receivables is suspended when a loan is contractually delinquent for sixty days or more. The accrual is resumed when the loan becomes contractually current, and past due interest income is recognized at that time. Loan origination fees and certain direct origination costs are capitalized and recognized as an adjustment of the yield of the related loan. (d) Credit Losses The provision for credit losses is calculated based on changes in the present value of expected future cash flows from the underlying loans, as discounted at the loan’s effective interest rate. A provision for losses is charged to earnings in an amount to maintain sufficient reserves. Setting these reserves requires management to make significant assumptions and estimates about the future development of credit losses. Accordingly, actual results could vary from these estimates and the differences could be material. The First Heritage charge-off policy is based on an account-by-account review of delinquent receivables. Losses on finance receivables secured by automobiles are recognized at the time the collateral is repossessed and sold. Other finance receivables

FIRST HERITAGE CREDIT, LLC AND SUBSIDIARIES Notes to Consolidated Financial Statements December 31, 2021 and 2020 8 NOTE 1 ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) (d) Credit Losses (Continued) are charged off when they become contractually past due 181 days and six months of nonpayment, unless extenuating circumstances exist leading management to believe such finance receivables will be collectible. Finance receivables may be charged off prior to the normal charge-off period if management deems them to be uncollectible. (e) Income Taxes First Heritage was formed as a limited liability company and, as such, its earnings and losses and the earnings and losses of its subsidiaries will flow directly to its members for income tax purposes. Thus, First Heritage does not record any current or deferred income taxes. Accounting standards prescribe a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. These standards also provide guidance on derecognition of tax benefits, classification on the balance sheet, interest and penalties, accounting in interim periods, and disclosure. The Company has evaluated its uncertain tax positions and related income tax contingencies and feels they are not material to the consolidated financial statements. Penalties and interest assessed by income taxing authorities are included in operating expenses, if incurred. Returns are generally subject to examination for three years after they are filed. As of December 31, 2021, the Company’s income tax returns for tax years 2020, 2019 and 2018 are subject to examination at the discretion of taxing authorities. (f) Depreciation Depreciation of equipment is provided on the straight-line method using lives of three to seven years. Maintenance and repairs are charged to expense as incurred and renewals and betterments are capitalized. The cost and accumulated depreciation of equipment retired or otherwise disposed of are removed from the accounts and the resulting gains or losses are reflected in earnings. (g) Cash Equivalents For purposes of the statement of cash flows, First Heritage considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. (h) Estimates The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

FIRST HERITAGE CREDIT, LLC AND SUBSIDIARIES Notes to Consolidated Financial Statements December 31, 2021 and 2020 9 NOTE 1 ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) (i) Concentrations of Credit Risk First Heritage’s senior revolving debt is held by one lender. The loss of this lender could have a material, adverse effect on First Heritage’s financial position and operations, depending on the availability and terms of replacement credit. (j) Debt Issuance Costs The Company incurred debt issuance costs pursuant to a financing agreement in 2014 and then additional costs pursuant to a financing agreement in 2019. The costs related to the 2014 finance agreement are $4,651,246 and are being amortized based on the effective interest method over the seven- year life of the securities. The costs related to the 2019 finance agreement are $5,620,287 and are being amortized based on the effective interest method over the three–year life of the securities. Amortization expense for the years ended December 31, 2021 and 2020 was $1,882,028 and $2,403,627, respectively. (k) Subsequent Events Management has evaluated subsequent events through April 21, 2022 the date the original consolidated financial statements were available to be issued. NOTE 2 FINANCE RECEIVABLES Finance receivables and their maximum terms as of December 31, 2021 and 2020, consisted of the following: Delinquent Accounts Aging 5 Year Amortization Expense 2022 448,031$ Maximum Term in Months 2021 2020 Gross Finance Receivables: Retail Installment Notes 48 12,039,936$ 12,690,209$ Secured by Personal Property 36 283,799,579 247,647,322 Secured by Real Estate 120 888 155,902 Total Finance Receivables 295,840,403 260,493,433 Unearned Finance Charges (65,770,285) (56,259,699) Reserve for Credit Losses (14,277,606) (15,076,178) Finance Receivables, Net 215,792,512$ 189,157,556$ (62,323,689) Description Under 30 31-60 61-90 91-120 121-180 Days Days Days Days Days Totals Balance 5,350,135$ 3,839,701$ 3,532,650$ 6,067,647$ 1,386,367$ 20,176,500$ Percent 26.5% 19.0% 17.5% 30.1% 6.9% 100.0%

FIRST HERITAGE CREDIT, LLC AND SUBSIDIARIES Notes to Consolidated Financial Statements December 31, 2021 and 2020 10 NOTE 2 FINANCE RECEIVABLES (CONTINUED) Delinquent Accounts Aging (Continued) Investment in accounts on non-accrual $ 10,986,664 Recorded investment in accounts past due ninety days and still accruing $ -. All loans go on non-accrual status at 61 days past due without exception. Reserve for Credit Losses NOTE 3 PROPERTY AND EQUIPMENT Property and equipment as of December 31, 2021 and 2020, consists of the following: Depreciation expense for the years ended December 31, 2021 and 2020 was $467,853 and $587,040, respectively. 15,076,178$ Gross Provision for Credit Losses 21,192,525 Recoveries on Credit Losses (3,474,961) Net Provision for Credit Losses 17,717,564 Finance Receivables Written-Off (17,717,564) 15,076,178 Gross Provision for Credit Losses 17,093,944 Recoveries on Credit Losses (3,912,507) Net Provision for Credit Losses 13,181,437 Finance Receivables Written-Off (13,980,009) 14,277,606$ January 1, 2020 December 31, 2020 December 31, 2021 ` Depreciable Lives 2021 2020 Leasehold Improvements 3 - 5 years 2,410,505$ 2,324,193$ Furniture and Equipment 7 years 3,919,484 3,803,367 Loan Processing System 5 years 3,079,824 2,974,963 Total Property and Equipment 9,409,813 9,102,523 Less Accumulated Depreciation (8,715,033) (8,247,180) Property and Equipment, Net 694,780$ 855,343$ Description

FIRST HERITAGE CREDIT, LLC AND SUBSIDIARIES Notes to Consolidated Financial Statements December 31, 2021 and 2020 11 NOTE 4 DEBT Debt as of December 31, 2021 and 2020 consisted of the following amounts: * The subordinated debt’s maturity date was extended from April 4, 2021 to October 2, 2022 and replacement notes were issued pursuant to the original agreement. Interest expense for the years ended December 31, 2021 and 2020 was $9,914,348 and $10,337,619, respectively. Included in interest expense is amortization of debt issue costs of $1,882,028 and $2,403,626 for the years ended December 31, 2021 and 2020, respectively. 2021 2020 Revolving Debt Senior $200,000,000 revolving bank note was amended in March 2022, maturing August 31, 2022; floating interest rate at an annual rate of 30 day, reserve-adjusted LIBOR, plus a marginal rate not to exceed an additional 5.5%; secured by finance receivables. 146,395,870$ 128,295,695$ Subordinated Debt Subordinated note was issued on April 4, 2014 * bearing interest at 14% payable quarterly on the last day of each quarter. The note matures on April 4, 2021 and the principal along with any unpaid interest is due. The note was issued pursuant to a Securities Purchase Agreement. 15,834,037 16,540,965 Subordinated note was issued on April 4, 2014 * bearing interest at 14% payable quarterly on the last day of each quarter. The note matures on April 4, 2021 and the principal along with any unpaid interest is due. The note was issued pursuant to a Securities Purchase Agreement. 802,222 838,038 Subordinated note was issued on April 4, 2014* bearing interest at 14% payable quarterly on the last day of each quarter. The note matures on April 4, 2021 and the principal along with any unpaid interest is due. The note was issued pursuant to a Securities Purchase Agreement. 835,129 872,414 Subordinated debentures maturing July 1, 2022 and bearing interest at 12% payable quarterly and principal payable at maturity. 3,644,624 3,510,610 Subordinated debentures maturing between January 2022 and May 2022 bearing interest at 12% payable monthly or quarterly with principal due at maturity. 164,213 398,229 Subordinated Debt 21,280,225 22,160,256 Gross Debt 167,676,095 150,455,951 Debt Issuance Costs, Net (448,031) (2,330,059) Total Debt 167,228,064$ 148,125,892$

FIRST HERITAGE CREDIT, LLC AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2021 and 2020

NOTE 4 DEBT (CONTINUED)

No interest was capitalized in either year.

Debt maturities for years ended December 31 are as follows:

Year	Amount
2022	$ 167,676,095

NOTE 5 OPERATING LEASES

Operations are conducted from leased offices under non-cancelable lease agreements which are generally renewable at the option of First Heritage. In addition, certain computer and office equipment have been leased. Other operating expenses for 2021 and 2020 include lease expenses totaling $2,743,174 and $2,664,359, respectively.

Minimum future lease payments are scheduled as follows:

Year	Amount
2022	$ 2,445,672
2023	1,316,095
2024	661,124
2025	324,238
2026	116,795

NOTE 6 RELATED PARTY TRANSACTIONS

Included in the subordinated debt are various debentures payable to related parties. The related parties include officers, directors, members, employees, and entities with common ownership. As of December 31, 2021 and 2020, the debentures held by related parties totaled $3,544,625 each year. Interest expense on these debentures for each of the years ended December 31, 2021 and 2020 was $425,379.

First Heritage leases office space from a partnership which is owned by one of its members. Annual rent paid during 2021 and 2020 was $142,359 and $136,116, respectively.

NOTE 7 MEMBERSHIP CLASSIFICATIONS

First Heritage has two membership classifications, Class A and Class B. Class A members are allocated a Priority Return equal to five and a half percent (5.5%) per annum of each Class A members' Priority Capital (as defined in the LLC Agreement). No income may be allocated to Class B members until the Class A members' Priority Return has been fully allocated. After such time, Class B members are allocated income in accordance with their Class B ownership percentage. Class A interests may be redeemed in part or in full at the discretion of the board of directors.

Members' equity by class at December 31 is as follows:

	2021	2020
Class A Members' Equity	$ 44,484,250	$ 45,908,730
Class B Members' Equity	10,197,588	1,866,252
	$ 54,681,838	$ 47,774,982

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FIRST HERITAGE CREDIT, LLC AND SUBSIDIARIES Notes to Consolidated Financial Statements December 31, 2021 and 2020 13 NOTE 8 CASH CONCENTRATION At December 31, 2021 and 2020, First Heritage had deposits in financial institutions exceeding the federally-insured limit by $11,085,590 and $11,360,404, respectively. First Heritage mitigates this risk by using only high-quality financial institutions. NOTE 9 RETIREMENT PLAN The Company sponsors a 401(k) plan (the Plan) for its employees. Full time and part time employees who have attained age 21 and have 1,000 or more hours of service per year are eligible for participation in the Plan after one year of service. Participants may defer up to the maximum allowed subject to regulatory limitations. The Company matches each participant’s deferral one hundred percent (100%) not to exceed three percent (3%) of each participant’s compensation and fifty percent (50%) of the next two percent (2%) of each participant’s compensation to the extent the aggregate contribution does not exceed five percent (5%) of each participant’s compensation. Total matching expenses paid by the Company to the Plan were $270,948 in 2021 and $266,222 in 2020. NOTE 10 SECURITIES PURCHASE AGREEMENT In April 2014, the Company and its subsidiaries entered a securities Purchase Agreement (the “Agreement”) with Prudential Capital Partners IV, L.P. and certain affiliated entities (collectively, “Prudential”). Under the Agreement, Prudential purchased $19 million in subordinated debentures due April 4, 2021 bearing interest at 14.0%, which was amended and restated in April 2019 with a new due date of October 2, 2022. In the original purchase agreement, Prudential purchased $45 million of Class A Preferred membership interests in the Company. As part of the Agreement, Prudential received 5,883.33 warrants to purchase Class B member interests in the Company. Such warrants represent 25% of the fully-diluted Class B membership shares at December 31, 2021. NOTE 11 NEW ACCOUNTNG STANDARDS In February 2016, the FASB issued ASU 2016-02 “Leases (Topic 82)”. ASU 2016-02 increases transparency and comparability among organizations by recognizing lease assets and lease liabilities on the statement of financial position and disclosing key information about leasing arrangements. Under the standard, leased assets will be recorded as a right-of- use assets and liabilities will be recorded for the future lease payments. The Company is required to adopt ASU 2016-02 in 2022 using a modified retrospective approach. Early adoption is permitted. The Company is currently evaluating the new guidance and has not determined the impact this standard may have on their consolidated financial statements nor has the method of adoption been determined by management of the Company. In June 2016, the FASB issued ASU 2016-13 “Financial Instruments – Credit Losses (Topic 326)”. ASU 2016-13 increases transparency and comparability among organizations by replacing the incurred loss impairment methodology with estimates of expected credit losses based on a broad range of reasonable and supportable information. The Company is required to adopt ASU 2016-13 for the year ended December 31, 2023. Early adoption is permitted. The Company is currently evaluating the new guidance and has not determined the impact this standard may have on their consolidated financial statements nor has the method of adoption been determined by management of the Company.

FIRST HERITAGE CREDIT, LLC AND SUBSIDIARIES Notes to Consolidated Financial Statements December 31, 2021 and 2020 14 NOTE 12 UNCERTAINTIES On March 11, 2020, the World Health Organization declared the novel strain of coronavirus (COVID-19) a global pandemic and recommended containment and mitigation measures worldwide. The extent of the impact of COVID-19 on the Company’s operational and financial performance will depend on certain developments, including the duration and spread of the outbreak, impact on the Company’s customers, employees and vendors all of which are uncertain and cannot be predicted. At this point, the extent to which COVID-19 may impact the Company’s financial condition or results of operations are uncertain.